EXHIBIT 10.4

REAL ESTATE PURCHASE AND SALE AGREEMENT

This REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of December 14, 2021 (“Effective Date”), by and between the CITY OF RIVERBANK, CALIFORNIA (“Seller”), and AEMETIS PROPERTIES RIVERBANK, a Delaware corporation (“Buyer). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. The former Riverbank Army Ammunition Plant (“RBAAP”) was closed pursuant to and in accordance with the Defense Base Closure and Realignment Act of 1990, as amended (part A of title XXIX of Public Law No. 101-510, 10 U.S.C. § 2687 note; as amended, the “Base Closure Act”). The military mission at RBAAP was concluded on March 31, 2010. In accordance with the Base Closure Act, Seller was recognized by the Office of the Secretary of Defense as the local redevelopment authority for RBAAP.

B. Seller and the Army (hereinafter the “Army”) executed an Agreement between United States Department of the Army and the City of Riverbank for the Economic Development Conveyance of the Former Riverbank Army Ammunition Plant located in Riverbank, Stanislaus County, California, on September 11, 2017 (the “EDC Agreement”).

C. The EDC Agreement anticipates the division of the RBAAP into several parcels shown on the map attached as Exhibit A. The Army has designated certain parcels labeled on Exhibit A as Parcels 2, and 2a, the legal descriptions for which are attached as Exhibit B, that are not subject to the EDC Agreement, and are subject to public sale pursuant to Subsection 545(b)(8) of Title 40, United States Code (collectively, the “Army Sale Parcels”).

D. At Buyer’s request, Seller has asked to purchase the Army Sale Parcels from the Army, and the Army has indicated a willingness to convey the Army Sale Parcels to Seller through a negotiated sale.

E. On June 18, 2020 the Army presented Seller with an Offer to Purchase Real Property Riverbank Army Ammunition Plant Parcel 2 (the “Parcel 2 Offer”) a copy of which is attached hereto as Exhibit C-1, and an Offer to Purchase Real Property Riverbank Army Ammunition Plant Parcel 2A (the “Parcel 2A Offer”) (collectively, the Parcel 2 Offer and the Parcel 2A Offer, and/or any subsequent or replacement offers, are referred to as the “Army Offer”). The proposed combined sales and purchase prices set forth in the original June 18, 2020 Army Offer for the Army Sale Parcels is $1,427,000.00 (the “Sale Price”). The Army has temporarily withdrawn the Army Offer for each of Parcels 2 and 2A. This Agreement is intended to apply when Army is ready to close on sale of the Army Sale Parcels, either pursuant to the existing Army Offer or to any future offer when made available by the Army.

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AGREEMENT

In consideration of the mutual covenants herein, Seller and Buyer agree as follows:

1. Agreement to Sell and Purchase. Seller hereby agrees to acquire the Army Sale Parcels from the Army, sell the Army Sale Parcels to Buyer, and Buyer hereby agrees to purchase from Seller, the Army Sale Parcels, subject to the terms of this Agreement. Seller further agrees that it will not enter into any other sales, lease, license, or other agreement related to the use or disposition of the Army Sale Parcels without the consent of Buyer.

2. Sale Price and Deposit. The Sale Price and the deposit required by the Army pursuant to the Army Offer shall be paid by Buyer to Seller for the Army Sale Parcels and Seller shall pay such funds to the Army at the times required by the Army Offer.

3. Form of Deed. Seller will convey the Army Sale Parcels to Buyer by Quitclaim Deed substantially in the form attached hereto as Exhibit D. At any time prior to closing, Buyer may designate one or more affiliates of Buyer to receive ownership to each of the Army Sale Parcels and be named as a counterparty to the deed and closing documents.

4. Closing Costs. In addition to the Sale Price, upon and subject to closing on the transfer of property from Seller to Buyer, Buyer will pay through the escrow all third-party escrow, title, transfer, and similar closing costs associated with the Army’s transfer to Seller and with Seller’s transfer to Buyer, including a stipulated amount of $50,000 for Seller’s consultant and attorney fees. Except as specified in this Paragraph, all Parties shall pay their own costs associated with this Agreement.

5. Closing Date. Payment of the Sale Price by Buyer to Seller and conveyance of the Army Sale Parcels from Seller to Buyer, shall occur concurrently with Seller’s purchase of the Army Sale Parcels from Army, at such time and place as may be mutually agreed to by the Parties. Buyer will select an escrow agent to administer the transactions and to accept and disperse payments in accordance with instructions consistent with this Agreement that are reasonably agreed to by the Parties.

6. Multiple Closings. If the Army does not convey all Army Sale Parcels to Seller at the same time, the Parties agree to conduct conveyances and to make and receive payment for such conveyances for each Army Sale Parcel when the applicable parcel has been made available for conveyance by the Army. In such case, the stipulated amount of closing costs payable from Buyer to Seller under Paragraph 4 shall be divided equally among the number of closings.

7. Condition of Property. The Army Sale Parcels are and will be conveyed by Seller to Buyer “as is-where is”, with no warranties from Seller to Buyer.

8. Compliance with California Surplus Land Act as Condition Precedent.

(a) Seller’s obligation to convey title to the Army Sale Parcels, and Buyer’s obligation to purchase the Army Sale Parcels, is dependent upon Seller’s compliance with the provisions of California Government Code Section 54220 et seq. (referred to as the “Surplus Land Act”). Seller, as the public agency that will dispose of the Army Sale Parcels, shall have the sole discretion to determine when compliance with the Surplus Land Act is complete.

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(b) Seller shall promptly undertake all actions necessary to comply with the Surplus Land Act as soon as possible, but no later than immediately after Seller receives definitive information from the Army as to the nature and extent of any use restrictions to be included by the Army in the Army Quitclaim Deeds, including but not limited to submitting documentation to the California Department of Housing & Community Development (“CDHCD”), as required by the Surplus Land Act.

(c) Immediately following either (i) confirmation from CDHCD as to the Seller’s compliance with the Surplus Land Act, or (ii) Seller’s determination that the sale is exempt from the Surplus Lands Act or that Seller has fully complied with the Surplus Lands Act, the Parties shall proceed to complete the purchase and sale of the Army Sale Parcels in accordance with the terms and conditions of this Agreement.

(d) If Seller is unable to complete a sale to Buyer of any Army Sale Parcel subject to this Agreement concurrently with Seller’s acquisition of such Army Sale Parcel, Seller and Buyer shall enter into agreements reasonably requested by Buyer to protect Buyer’s interest in such Army Sale Parcels and Buyer’s funding of the purchase price, which may include, for example, a lease of the Army Sale Parcels to Buyer until conveyance, a security interest protecting Buyer’s rights under this Agreement, or similar arrangements.

9. Seller Conditions to Closing. Seller’s obligation to sell each parcel subject to this Agreement is subject to (a) Buyer reviewing and providing written confirmation to the Seller as to the acceptability to Buyer of the final Army Offer, including the Army tendered Army Quitclaim Deed for such parcel, (b) Buyer paying sufficient funds into the escrow account at the times needed to satisfy Seller’s obligations to the Army pursuant to the Army offer, and stipulated payment for Seller’s consultant fees, (c) Seller receiving conveyance of such parcel from the Army on terms reasonably acceptable to Seller and Buyer, and (d) the Parties executing all conveyance documents in a form reasonably acceptable to Seller, provided that Seller shall undertake diligent efforts to arrange for conveyance of each of the Army Sale Parcels from Army to Seller on terms that are reasonably acceptable to Seller and Buyer.

10. Buyer Conditions to Closing. Buyer’s obligation to buy each parcel subject to this Agreement is subject to (a) the Parties executing all conveyance documents in a form reasonably acceptable to Buyer, (b) Buyer’s review of the title to the property and ability to obtain title insurance to its and its lender’s satisfaction, and (c) Buyer’s completion of environmental investigation sufficient to satisfy the “All Appropriate Inquiry” standard to obtain CERCLA immunity. Buyer shall notify Seller when such conditions have been satisfied or waived and Seller will then execute the Army Offer and proceed to closing. In the event that Buyer determines not to exercise its right to purchase some or all of the parcels subject to this Agreement due to any of these conditions, it may give irrevocable written notice to Seller terminating its right and obligation the parcel(s) specified by Buyer in its notice, which shall have no effect on Buyer’s right to purchase any remaining parcels. Buyer may waive any of its conditions in this paragraph in whole or in part in its sole discretion.

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11. General Terms.

(a) Authority. The Parties represent that they have all requisite right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and have taken all necessary action to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly executed and delivered by the Parties and constitutes the legal, valid, and binding obligation of the Parties, enforceable against each other in accordance with its terms. The Person signing this Agreement on behalf of the either Party is authorized to do so.

(b) Subdivision. The Parties acknowledge that the Army Sale Parcels have not yet been divided and this Agreement is subject to the subdivision of the Army Sale Parcels, which may happen in advance of, in conjunction with, or after the closing on the transfer of the Army Sale Parcels. Seller and Buyer agree to take all actions necessary to subdivide the Army Sale Parcels in order to facilitate the transfers required by this Agreement, in accordance with the California Subdivision Map Act (Gov. Code, § 66410 et seq.) and Seller’s subdivision ordinance (Riverbank Mun. Code, tit XV, § 152.001 et seq.).

(c) Further Assurances and Documents. Each Party will execute all documents and/or take any actions that are reasonably requested by the other Party that are necessary to implement this Agreement and/or to ensure this Agreement remains enforceable, including but not limited to, any documents required to be recorded.

(d) No Assignment; Successors. This Agreement may not be assigned without the other Party’s written consent; subject to the foregoing, this Agreement shall be binding on each Party’s successors.

(e) Amendments; Waivers. To be effective, any amendment or waiver of this Agreement must be in writing signed by both Parties.

(f) Form of Signatures. Signatures to this document may be traded electronically by scan/email of a pdf copy, which shall be binding in the same manner as originals.

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SIGNATURES

By signing below, Seller and Buyer hereby agree to this Agreement as of the Effective Date:

SELLER: CITY OF RIVERBANK, CALIFORNIA		BUYER AEMETIS PROPERTIES RIVERBANK, INC. a Delaware corporation

By:	/s/ Richard D. O’Brien	By:	/s/ Eric A. McAfee
Print Name:	Richard D. O’Brien	Print Name:	Eric A. McAfee
Title:	Mayor, City of Riverbank	Title:	Chief Executive Officer

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EXHIBIT A

RBAAP MAP

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EXHIBIT B

LEGAL DESCRIPTIONS

Riverbank Parcel 2:

All that real property located in Lots 2 and 3 of Section 31, Township 2 South, Range 10 East, Mount Diablo Baseline & Meridian in the County of Stanislaus, State of California, described as follows:

A portion of that real property transferred by Quitclaim Deed on the 29th day of October, 1948, Document No. 22667 from the Reconstruction Finance Corporation to the United States of America filed in the Office of the Recorder of Stanislaus County, described as follows:

Commencing at a 2" Iron Pipe and Cap in a Monument Well marking the Southwest corner of said Lot 2, said monument being the Point of Beginning of the following described property:

Thence from said Point of Beginning N 00°30'14" W a distance of 358.62 feet along the West line of said Section 31 to the intersection of said west line and the southerly line of the Hetch Hetchy Water Supply Right of Way as described in the deed from R.C. Huper to the City and County of San Francisco, dated November 21, 1923 and recorded February 13, 1924 in Volume 56, Page 71 of the Official Records of Stanislaus County; thence N 61°07'25" E a distance of 1256.49 feet along the southerly line; thence N 70°13'37" E a distance of 354.43 feet along said southerly line to the easterly line of that afore mentioned real property transferred by Document No. 22667; S 00°30'33" E a distance of 396.46 feet along the said easterly line; thence leaving said easterly line; thence leaving said easterly line N 89°22'53" W a distance of 376.77 feet; thence S 00°31'18" W a distance of 158.90 feet; thence S 34°34'14" W a distance of 808.96 feet; thence N 89°38'32" W a distance of 595.93 feet to the said West Section Line; thence N 00°30'19" W a distance of 128.38 feet along said West Section line to the Point of Beginning. Containing 18.30 Acres more or less.

Riverbank Parcel 2A:

All that real property located in Section 31, Township 2 South, Range 10 East, Mount Diablo Baseline & Meridian in the County of Stanislaus, State of California described as follows:

A portion of that real property transferred by Quitclaim deed on the 29th day of October, 1948, Document No. 22667 from the Reconstruction Finance Corporation to the United States of America filed in the Office of the Recorder of Stanislaus County described as follows:

Commencing at the Southwest corner of said Section 31; thence along the west line of said Section 31, N 00°30'19" W, a distance of 2225.88 feet to the True Point of Beginning; thence S 89°38'32" E, a distance of 30.00 feet; thence S 89°38'32" E, a distance of 200.06 feet; thence 585°42'25" E a distance of 48.89 feet; thence along a non-tangent curve to the right having a radius of 500.00 feet, a chord bearing of S 80°58'10" E and a chord distance of 104.82 feet; thence N 34°34'14" E, a distance of 372.02 feet; thence N 89°38'32" W, a distance of 595.93 feet to the west line of said Section 31; thence along said west line of Section 31, S 00°30'19" E, a distance of 288.51 feet to the True Point of Beginning. Containing 3.30 Acres more or less.

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EXHIBIT C-1

PARCEL 2 OFFER

[See Attached]

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EXHIBIT C-2

PARCEL 2A OFFER

[See Attached]

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EXHIBIT D

FORM OF QUIT CLAIM DEED

[See Attached]

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Recording Requested By:

When Recorded Mail Document

And Tax Statement To:

Same as above

[FORM OF] QUITCLAIM DEED

TRA:

APN:

DOCUMENTARY TRANSFER TAX $[____]

The undersigned Grantor declares:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, CITY OF RIVERBANK, CALIFORNIA, a California municipal corporation, hereby remises, releases, and quitclaims to AEMETIS PROPERTIES RIVERBANK, INC, a Delaware corporation, all right, title and interest in that certain real property described on Exhibit A attached hereto and incorporated herein by this reference, including all structures, improvements, fixtures, and appurtenances.

DATED: [________] [__], 2021

CITY OF RIVERBANK, CALIFORNIA, a [California municipal corporation]

By:
Name:
Title:

STATE OF CALIFORNIA
COUNTY OF STANISLAUS

On ______________________before me, ______________________________, a notary public, personally appeared _______________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Signature_________________	(Seal)

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EXHIBIT A

LEGAL DESCRIPTION

1